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                                                                  EXHIBIT 10.7

                      ANGELICA CORPORATION STOCK OPTION PLAN
                          (As amended November 29, 1994)


SECTION 1.  ESTABLISHMENT AND PURPOSE.

    Angelica Corporation hereby establishes an incentive and non-qualified stock option plan to be named the Angelica Corporation Stock Option Plan, for officers, directors (other than Committee members as described herein), and key employees of the Company and its subsidiaries. The purpose of the Plan is
(1) to induce officers, directors (other than such Committee members), and key employees of the Company and its subsidiaries who are in a position to contribute materially to the prosperity thereof to remain with the Company or its subsidiaries, to offer them incentives and rewards in recognition of their contributions to the Company's progress, and to encourage them to continue to promote the best interests of the Company and its subsidiaries, and (2) to aid the Company and its subsidiaries in competing with other enterprises for the services of new officers, directors, and key personnel needed to help insure the Company's continued progress.


SECTION 2.  DEFINITIONS.

    (a) "Act" means the Securities Exchange Act of 1934, as amended from time to time.

    (b) "Additional Authority" means the additional 400,000 shares authorized for issuance by the amendment to the Plan adopted by the Board of Directors on January 26, 1988.

    (c)  "Authority" means the Initial Authority or the Additional
Authority.

    (d)  "Board of Directors" means the Board of Directors of the Company.

    (e) "Code" means the Internal Revenue Code as in effect from time to time.

    (f) "Cash Feature" means the feature, granted by the Committee pursuant to Section 8(a) below in connection with an SAR, allowing the Optionee or Permissible Transferee to receive, in connection with the exercise of such SAR, an amount of cash determined and paid in accordance with Section 8(c) of the Plan and the determination of the Committee pursuant to Section 3 below.

    (g) "Cash Percentage" means that percentage from zero to 100% determined from time to time by the Committee pursuant to Sections 3 and 8 below.

    (h) "Committee" means the Compensation and Organization Committee referred to in Section 3 hereof.

    (i) "Company" means Angelica Corporation, a corporation organized and existing under the laws of the State of Missouri.

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12/19/94                                                   Stock Option Plan
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    (j)  "Fair Market Value", for all purposes hereunder, shall be the mean between the highest and lowest selling prices of the Company's common stock on the New York Stock Exchange-Composite Tape on the appropriate valuation date.

    (k) "Initial Authority" means the 375,000 shares (reflecting an adjustment for the three-for-two split effected on April 8, 1983) originally authorized for issuance upon adoption of the Plan by the Board of Directors on February 23, 1982.

    (l) "Incentive Stock Option" means an option to purchase Stock granted pursuant to the Plan which is designated by the Committee as an Incentive Stock Option and which is intended to qualify as an "incentive stock option" under Section 422 of the Code.

    (m) "Non-Qualified Stock Option" means an option to purchase Stock granted pursuant to the Plan which is designated by the Committee as a Non-Qualified Stock Option.

    (n)  "Option" means an Incentive Stock Option or a Non-Qualified Stock
Option.

    (o)  "Optionee" means the person to whom an Option is granted.

    (p) "Option Agreement" means an Incentive Stock Option Agreement or a Non-Qualified Stock Option Agreement, as applicable. The terms "Incentive Stock Option Agreement" and "Non-Qualified Stock Option Agreement" have the meanings given them in the second paragraph of Section 7.

    (q)  "Plan" means the Angelica Corporation Stock Option Plan.

    (r) "Permissible Transferee" means a person or entity, other than an initial Optionee, to whom a Non-Qualified Option or SAR is transferred as provided in Sections 6(b) or 8(b). The only Permissible Transferees are (i) one or more members of the Optionee's family, (ii) one or more trusts for the benefit of the Optionee and/or one or more members of the Optionee's family, or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the Optionee and members of the Optionee's family exceed eighty percent (80%) of all interests. For this purpose, the Optionee's family includes only the Optionee's spouse, children and grandchildren.

    (s) "Post-Death Representative(s)" means the executor(s) or administrator(s) of the Optionee's or Permissible Transferee's estate or the person or persons to whom the Optionee's or Permissible Transferee's rights under his or her Option pass by Optionee's or Permissible Transferee's will or the laws of descent and distribution.

    (t) "Reporting Person" means an Optionee or Permissible Transferee who is required to file statements relating to this or her beneficial ownership of Stock with the Securities and Exchange Commission pursuant to Section 16(a) of the Act.

    (u) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act, as amended from time to time.

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    (v)  "SAR" means an alternative stock appreciation right, granted in conjunction with the grant of a Non-Qualified Stock Option pursuant to the Plan, to receive Stock having a value on the date such right is exercised equal to the excess of (i) the Fair Market Value of one share of Stock on the SAR's exercise date over (ii) the SAR's base price (as determined under Section 8(c)(2) below).

    (w) "Spread," when used in connection with SARs having the same base price (as determined under Section 8(c)(2) below), means (i) the difference obtained by subtracting the base price of such SARs from the Fair Market Value of a share of Stock on the exercise date of such SARs, multiplied by (ii) the number of such SARs being exercised.

    (x) "Stock" means authorized and unissued shares of common stock of the Company or reacquired shares of the Company's common stock held in its Treasury.

    (y)  "Subsidiary" means a "subsidiary corporation" as defined in
Section 424 of the Code.

    (z) "Ten Percent Shareholder" means any individual who at the time an option is granted owns directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, taking into account the provisions of Section 424(d) of the Code.

    (aa) "Transferee Corporation" means a corporation, or a parent or subsidiary corporation of such corporation, issuing or assuming an Option granted hereunder in a transaction to which Section 424(a) of the Code applies.

    (ab) "Window Period" means the period as defined from time to time in paragraphs (e)(3)(iii) and (e)(1)(ii) of Rule 16b-3, or the corresponding paragraphs of any successor to Rule 16b-3.

    (ac) Generally, terms used herein shall have the meanings which they have under Section 422 of the Code and Regulations thereunder and, except to the extent contrary to such Section or Regulations in connection with Incentive Stock Options, under Rule 16b-3.


SECTION 3.  ADMINISTRATION.

    (a) The Plan shall be administered by the Compensation and Organization Committee, which shall consist of three or more disinterested persons, each of whom meets each of the following requirements: (i) at the time of appointment and during his or her service on the Committee, the person shall be a director of the Company; and (ii) within one year prior to appointment, at the time of appointment, and during his or her service on the Committee, the person shall be ineligible for selection to receive Stock, Options, or SARs under the Plan (as provided in Section 5 below) or under any other plan of the Company other than the Angelica Corporation Non-Employee Directors Stock Plan. The Board of Directors shall appoint the members of the Committee and may fill vacancies thereon, however caused; if at any time a

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12/19/94                            - 3-                   Stock Option Plan

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vacancy cannot be filled without violating clause (i) or (ii) of the preceding sentence, the Board may waive the requirements of clause (i), but may not waive clause (ii). The Committee shall select one of its members as Chairman and shall hold its meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be deemed the acts of the Committee.

    (b) The Committee may adopt, amend, and rescind from time to time such administrative rules, and may take from time to time such actions, with or without notice to affected Optionees, as it may deem appropriate to implement or interpret the provisions of this Plan or to exercise any authority, discretion or power explicitly or implicitly granted to the Committee under this Plan, provided that no such rules or actions may be inconsistent with the provisions of this Plan, Rule 16b-3 (in the case of Optionees affected thereby), of Section 422 of the Code (in the case of Incentive Stock Options).

    (c)  The Committee may make rules or take action, pursuant to paragraph
(b) above, by any appropriate means. Without limiting the generality of the foregoing, the Committee may make rules or take action by resolution adopted at a meeting or adopted by written consent of the Committee members without a meeting. Meetings may be attended in person, conducted by conference telecommunications where each member is able to communicate with each other member, or conducted using a combination of attendance and conference telecommunications. The affirmative vote or consent of a simple majority of all Committee members shall be sufficient to adopt any rule or take any action.


SECTION 4.  TOTAL NUMBER OF SHARES OF STOCK SUBJECT TO THE PLAN.

    (a) The maximum number of shares of Stock which may be issued in connection with Options granted hereunder which are charged against the Initial Authority (subject to adjustment as provided in Section 12 hereof) shall be 375,000 shares (reflecting an adjustment for the three-for-two stock split distributed on April 8, 1983) and the maximum number of shares of Stock which may be issued in connection with Options granted hereunder which are charged against the Additional Authority (subject to adjustment as provided in Section 12 hereof) shall be 400,000 shares. At any time during the existence of the Plan there shall be reserved for issuance upon the exercise of Options or SARs granted under the Plan an amount of Stock (subject to adjustment as provided in Section 12 hereof) equal to 775,000 shares less the total number of shares issued pursuant to all such exercises which shall have been made prior to such time. The Company in its discretion may use reacquired shares held in the Treasury in lieu of authorized but unissued shares. Unless otherwise specified by the Committee, an Option shall be deemed to be granted from the Initial Authority if, at the time of grant, the number of shares available for issuance from the Initial Authority equals or exceeds the number of shares issuable upon complete exercise of such Option; otherwise, the Option shall be deemed to be granted from the Additional Authority. For the purposes of the preceding sentence, unless otherwise specified by the Committee, Options granted on the same date shall be deemed granted in order of size, from the least number of share to the most, and, if any such Options are of equal size,

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12/19/94                            - 4 -                  Stock Option Plan

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such equal Options shall be deemed granted according to the alphabetical order of the surnames of Optionees receiving the same.

    (b) When an Option is granted (with or without SARs), the total number of shares of Stock issuable upon complete exercise thereof shall be charged against the maximum number of shares of the Authority from which the Option was granted. When the Option is exercised, no additional charge shall be made against such Authority.

    (c) If an Option terminates in whole or in part, by expiration or for any other reason except exercise of such Option or exercise of any related SAR, the shares previously charged to an Authority upon grant of the Option shall be restored to such Authority.

    (d) If an SAR is exercised, causing the related Non-Qualified Stock Option to terminate in whole or part as provided in Section 8(b) below, there shall be restored to the Authority from which the related Option was granted the excess of:

         (i) the shares previously charged to the Authority which correspond to the terminated portion of the related Option, over

         (ii) the number of shares issuable (ignoring the effects of any Withholding Election filed pursuant to Section 10(b)) upon exercise of the SAR pursuant to Section 8(c)(6) below, plus the number of share determined by dividing the amount of cash (if any) paid upon such exercise pursuant to Section 8(c)(7) by the Fair Market Value of a share of Stock on the date of such exercise, rounding any fractional share up or down in the manner provided in the last sentence of Section 8(c)(6).

    (e) In addition to any restoration pursuant to (d) above, if an Option or SAR is exercised and pursuant to Section 10(b) below the Optionee has filed with the Company a Withholding Election relating to such Option or SAR, there shall be restored to the Authority from which such Option, or the Option related to such SAR, was granted, the number of share withheld or delivered back pursuant to Section 10(b); such restoration shall occur at the time of the withholding or delivery back, as applicable.

    (f) Any shares restored to an Authority pursuant to (c), (d), or (e) above shall again be available for issuance under such Authority, for so long as such Authority continues, as if such shares had never been subject to an Option.

    (g) A termination of all or part of an Option automatically shall terminate all or a corresponding number of the related SARs granted in connection with such Option, except when termination of the Option is caused by the exercise of the related SARs as provided in Section 8(b) below.

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12/19/94                            - 5 -                  Stock Option Plan

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SECTION 5.  ELIGIBILITY.

    The class of employees eligible to receive Incentive Stock Options under the plan shall be, as of the grant date, officers and key employees of the Company or of any parent or subsidiary thereof (not including directors of the Company or of any parent or subsidiary thereof who are not otherwise officers or employees of the Company or of any parent or subsidiary thereof or who have made a declaration of ineligibility (described below) which is in effect at the time of grant). The persons eligible to receive Non-Qualified Stock Options and related SARs under the plan shall be, as of the grant date, in addition to those employees eligible to receive Incentive Stock Options, all non-employee directors of the Company or any parent or subsidiary thereof other than (a) members of the Committee, (b) non-employee directors who have been directors one month or less, and (c) those directors (whether or not employees) who have made a declaration of ineligibility which is in effect at the time of grant. Service on the Committee automatically shall render a person ineligible for selection to receive any Option, SAR, or share of Stock under the Plan during such service. In addition, any time and from time to time the Board of Directors may declare a director, or a director may declare him or herself, ineligible to receive any Option or SAR under the Plan. Any such declaration of ineligibility shall be irrevocable for the duration thereof, which shall be not less than thirteen months from the date made, and shall be reduced to writing, signed by the Secretary (if made by the Board) or by the ineligible director (if made by the director). If made by the Board, a copy of the declaration of ineligibility shall be delivered to the ineligible director by the Secretary. If made by the ineligible director, such declaration of ineligibility shall be deemed effective from the date submitted to the Board or Secretary.


SECTION 6.  GRANTING OF OPTIONS.

    (a) The Committee shall, in its discretion, determine the eligible persons to be granted Options, the time or times at which Options shall be granted, the number of shares subject to each Option, whether an Option shall be an Incentive Stock Option (in which event it shall be so designated) or a Non-Qualified Stock Option, whether an Option shall have an option price above, equal to, or, in the case of a Non-Qualified Stock Option, below the Fair Market Value of a share of Stock on the date such Option is granted (a Non-Qualified Stock Option having an option price below such Fair Market Value is referred to herein as a "Below Market Option"), whether a Below Market Option is to be granted for consideration as described below, whether a Below Market Option is to be granted for consideration as described below, whether a Non-Qualified Stock Option shall be accompanied by an SAR, and whether an SAR shall have a Cash Feature. In its discretion, the Committee may require as a condition of grant of a Below Market Option that the Optionee pay the Company an amount of consideration to be determined by the Committee, which consideration may, but need not, include compensation otherwise payable to the Optionee by the Company. In making such determinations, the Committee may take into consideration the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and any parent or subsidiary, whether any Options have been terminated voluntarily by the purpose of the Plan. The Company shall grant Options in accordance with determinations made by the Committee pursuant to the provisions of the Plan.

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    (b)  Subject to the provisions of this Section 6(b), an Optionee may at any time before the earlier of his or her death or the date when a Non-Qualified Option is exercised, direct that all or any portion of the Option granted or to be granted pursuant to this Section 6 be granted or regranted in the name of one or more Permissible Transferees. Such direction shall be effective only to the extent that Company receives written notice from the Optionee, before his or her death, advising of such a direction, the name or other identifying information concerning the Permissible Transferee or Transferees, and the number of Shares to which such direction relates. If an Option is issued in the name of a Permissible Transferee, such Permissible Transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the Optionee if the Option were issued to such Optionee.


SECTION 7.  TERMS OF OPTIONS.

    The Committee, in it sole discretion, shall determine on and after what date or dates Options granted hereunder shall be exercisable and whether any particular Option shall be exercisable in one or more installments, specifying the installment dates and the number of share exercisable on and after each such date, and, within the limits herein provided, shall determine the total period during which such Option is exercisable. The Committee may, in its sole discretion, after an Option is granted, accelerate the date or dates on which such option is exercisable. Further, regarding Non-Qualified Stock Options, the Committee may include any other provisions which are consistent with the Plan; regarding Incentive Stock Options, the Committee may include any other provisions which are consistent with both the Plan and Section 422 of the Code, or which are necessary to qualify the Option's grant under the provisions of Section 422 of the Code.

    Notwithstanding any other provision of the plan, each Option shall be evidenced either by an Incentive Stock Option Agreement or a Non-Qualified Stock Option Agreement, as applicable, in such form, not inconsistent with the Plan, as the Committee shall determine (which may be, but shall not be required to be, in the forms attached hereto), which shall include the substance of the following terms and conditions:

    (a) The Incentive Stock Option Agreement shall state that the Option is an "incentive stock option" under Section 422 of the Code, and the Non-Qualified Stock Option Agreement shall state that the Option is a Non-Qualified Stock Option.

    (b) The option price per Share of Stock covered by an Incentive Stock Option shall be not less than 100% (or, in the case of an Option granted to a Ten Percent Shareholder, not less than 110%) of the Fair Market Value on the date of grant. Except as provided in the next sentence, the option price per share for a Non-Qualified Stock Option shall be not less than 50% of the Fair Market Value on the date of grant (or, if more, par value per share). If a Non-Qualified Stock Option is issued in lieu of salary, bonds, director's fees or other compensation, the option price may be less than 50% of Fair Market Value on the date of grant (but not less than par value) provided that the difference between such Fair Market Value and the option price, multiplied by the number of Shares covered by the Option, shall not exceed the amount of compensation in lieu of which the Option is granted.

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12/19/94                            - 7 -                  Stock Option Plan

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    (c)  An Incentive Stock Option by its terms shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during his or her lifetime, only by the Optionee, and a Non-Qualified Stock Option shall not be transferable by the Optionee to other than a Permissible Transferee, and shall be exercisable during the Optionee's lifetime only by the Optionee or a Permissible Transferee, as applicable.

    (d) The Option by its terms shall not be exercisable after the expiration of ten years (or, if the Optionee is a Ten Percent Shareholder, five years) from the date such Option is granted.

    (e)  The Option may be exercised only as follows:

         (i) By the Optionee or Permissible Transferee, only if the Optionee was an employee or director of the Company or of any parent or subsidiary thereof at all times during the period beginning on the date of the granting of the Option and ending on the day three months before the date of such exercise or, in the case of an Optionee who is disabled (within the meaning of Section 23(e)(3) of the Code as amended by the Tax Reform Act of 1986), ending on the day one year before the date of such exercise; or

         (ii) By the Optionee's or Permissible Transferee's Post-Death Representative only if the Optionee died while he was in the employ or a director of the Company or any parent, subsidiary or Transferee Corporation thereof or within three months after the date he ceased to be an employee or director of any such corporations or, in the case of an Optionee who is disabled (within the meaning of Section 23(e)(3) of the Code as amended by the Tax Reform Act of 1986) within one year after the date he ceased to be such an employee or director, but the Option theretofore granted to the Optionee shall be exercisable only within the eighteen months next succeeding such death, and then only if and to the extent that the Optionee had been entitled to exercise the Option at the date of his or her death.

    (f) An Incentive Stock Option granted prior to January 1, 1987 may not be exercised by the Optionee while there is outstanding any "incentive stock option" within the meaning of Section 422 of the code which was granted before the granting of such Option to the Optionee to purchase stock in the Company or in any corporation which (at the time of the granting of such Option) was a parent or Subsidiary of the Company, or is a predecessor corporation of any of such corporations. For purposes of this subparagraph, an Option shall be treated as outstanding until such Option is exercised in full or expires by reason of lapse of time. No Incentive Stock Option granted on or after January 1, 1987, and no Non-Qualified Stock Option or SAR, shall be subject to this subparagraph.

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12/19/94                            - 8 -                  Stock Option Plan

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SECTION 8.  STOCK APPRECIATION RIGHTS.

    (a) In the discretion of the Committee, SARs may be granted in connection with any Non-Qualified Stock Option granted under the Plan, but may not be granted in connection with any Incentive Stock Option. If SARs are granted to an Optionee, the number of SARs granted with respect to any particular Option shall equal the number of shares subject to such Option, unless the Committee expressly determines that a lesser number of SARs shall be granted with respect to such Option. Each SAR shall be payable in shares of Stock, provided that, in the sole discretion of the Committee and subject to the provisions of this Section 8, any SAR may be granted with a Cash Feature. In addition, an SAR may be granted by the Committee at any time in connection with a Non-Qualified Stock Option which did not originally provide for an SAR, and likewise a Cash Feature may be granted any time in connection with any SAR which did not originally have such Feature, provided in either case that the Optionee executes an amendment to his or her Stock Option Agreement reflecting the SAR or Cash Feature within 30 days after such amendment is mailed to him or her by the Company.

    (b) If an Optionee who has been granted an SAR in connection with a Non-Qualified Stock Option directs pursuant to Section 6(b) that part or all of the Option be granted or regranted in the name of a Permissible Transferee, a SAR with respect to the corresponding number of shares shall also be granted or regranted to the same Permissible Transferee, but an SAR may not be granted or regranted to a Permissible Transferee other than in conjunction with a grant or regrant of a Non-Qualified Option. If an SAR is issued in the name of a Permissible Transferee, such Permissible Transferee shall have, with respect to such SAR, all of the rights, privileges and obligations which would attach thereunder to the Optionee if the SAR were issued to such Optionee.

    (c) Upon exercise of SARs, the related Option or portion thereof shall terminate automatically.

    (d)  An SAR shall be subject to the following terms and conditions:

         (i) An SAR shall be exercisable by the Optionee or Permissible Transferee only at such time or times and to the extent, but only to the extent, that the related Option shall be exercisable.

         (ii) The base price of an SAR shall be the option price per share of the related Option.

         (iii) The SAR by its terms shall be transferable only with its related Option; no SAR may be detached from its related Option.

         (iv) If SARs which have a Cash Feature are exercised by a Reporting Person outside of a Window Period, they shall be payable solely in Stock.

         (v) If SARs which have a Cash Feature ("Cash Feature SARs") are exercised (the "Current Exercise") by a Reporting Person within a Window Period,

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12/19/94                            - 9 -                  Stock Option Plan
                or by any other Optionee or Permissible Transferee at any time, the Optionee or Permissible Transferee shall be paid in cash for that number of Cash Feature SARs equal to the Cash Percentage in effect on the date of exercise times the number of Cash Feature SARs being exercised in the Current exercise. Any remaining Cash Feature SARs being exercised in the Current Exercise shall be paid in Stock.

         (vi) If, upon exercise, SARs are payable in Stock under the above subparagraphs, the Optionee or Permissible Transferee shall be entitled to receive the number of shares of Stock determined by dividing

                (A)  the aggregate Spread on the SARs payable in Stock by

                (B) the Fair Market Value of a share of Stock on the exercise date of the SARs.

                If the resulting number of share so obtained includes a fraction of one-half or more, the number shall be raised to the next higher whole number, but if the fraction is less than one-half, the fraction shall be disregarded.

         (vii) If, upon exercise, Sars are payable in cash under the above subparagraphs, the Optionee or Permissible Transferee shall receive cash equal to the aggregate Spread on those SARs payable in cash.

         (viii) Notwithstanding any other provision of this Plan, SARs which have a Cash Feature and Options related to such SARs shall not be exercised during the first six months of their respective terms, except that this limitation shall not apply in the event death or disability of the Optionee occurs prior to the expiration of the six-month period.

         (ix) If SARs held by a Reporting Person have a Cash Feature, the Options to which such SARs relate shall not be exercisable during a Window Period, unless the Cash Percentage then in effect is zero.

    (e) The Committee is authorized to determine and change the Cash Percentage from time to time in its sole discretion.

    (f) Any attempted exercise of any SAR by an Optionee or Permissible Transferee in contravention of this Section 8 or the Committee's rules authorized hereunder or (in the case of Reporting Person) Rule 16b-3 shall be null and void. No Optionee or Permissible Transferee shall have any vested or enforceable interest in any Cash Feature or any Committee rules relating thereto.

    (g)  In connection with Optionees who are Reporting Persons, this
Section 8 and the other provisions in this Plan relating to SARs shall be interpreted and applied so as to conform with the requirements and limitations of Rule 16b-3, as amended from time to time. Any

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12/19/94                            - 10 -                 Stock Option Plan
amendment to or new interpretation of Rule 16b-3 which creates or makes more restrictive one or more limitations shall automatically, upon becoming effective, apply to exercises of SARs by Reporting Persons, whether or not this
Section 8 or such other provisions are formally amended and conformed to Rule 16b-3 at that time. Any amendment to or new interpretation of Rule 16b-3 which eliminates or relaxes any such limitations shall apply to such exercises only after this Section 8 or such other provisions are formally amended, provided that any such amendment hereof may be applied retroactively to the date of any such amendment to Rule 16b-3. As used in this paragraph, the term "interpretation" refers to an official interpretation of the Securities and Exchange Commission or its staff or any court of competent jurisdiction.


SECTION 9.  AGREEMENT TO SERVE.

    Each Optionee who is an employee shall agree that he or she will remain in the service of the Company or a parent or subsidiary of the Company for at least two years from the date of grant to him or her of an Option, at the pleasure of the Board of Directors and at such compensation as the Board of Directors or any Committee thereof or the appropriate officers of the Company shall determine from time to time. Each Optionee who is a director of the Company or any subsidiary and also is not an employee shall agree that he or she will not voluntarily resign his or her position as director for at least two years from the date of grant to him or her of an Option. If any Optionee voluntarily terminates such employment or directorship (respectively) prior to the expiration of said two year period in violation of the foregoing provisions of this Section 9, or if at any time the Optionee is dismissed from such employment for any reason or is removed from office as a director for cause (respectively), such Option (and any other Option or Options held by him or her under the Plan) to the extent not theretofore exercised shall forthwith terminate.


SECTION 10.  EXERCISE OF OPTIONS.

    (a) An Option shall be exercisable only (1) upon payment to the Company on the exercise date of cash in the full amount of the option price of the shares with respect to which the Option is exercised, or (2) upon delivery to the Company on the exercise date of certificates representing share of Stock, owned by the Optionee or Permissible Transferee and registered in the Optionee's or Permissible Transferee's name, having a Fair Market Value, on the date of such exercise and delivery, equal to the full amount of the purchase price of the shares with respect to which the Option is exercised, or
(3) a combination of (1) and (2). The use of previously owned shares of Stock (including shares acquired pursuant to the exercise of an Option) to pay for share of Stock upon exercise of an Incentive Stock Option shall be permitted not more frequently than annually and only if the shares of Stock used for payment have been held by the Optionee or Permissible Transferee for more than one year, except that in the event of

         (i)    the death of an Optionee, or

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

         (ii) in the case of an Incentive Stock Option granted prior to January 1, 1987, retirement or termination of employment of an Optionee,

after the Optionee has used Stock as payment upon exercise of such an Option, a second use of shares of Stock as payment upon exercise of such Option after such death, retirement or termination within the period permitted by this Plan shall be permitted even though (i) such exercise is within one year after the prior use of shares of Stock as payment, and (ii) the share used for payment had not been held for more than one year.

    An Optionee or Permissible Transferee shall have none of the rights of a shareholder with respect to shares of Stock subject to his or her Option or SAR until shares of Stock are issued to him or her upon the exercise of his or her Option or SAR.

    (b)  When a Non-Qualified Stock Option or SAR is exercised, the
Optionee or Permissible Transferee shall pay to the Company promptly after the Valuation Date (defined below), in cash, the amount of any Withholding Taxes (defined below) which the Company is required to withhold, unless, subject to the conditions set forth below, the Optionee files with the Company a Withholding Election (defined below). Subject to the Committee's right of disapproval provided below, if an Optionee files a Withholding Election, then in connection with the exercise of an Option or SAR to which the Election relates the Company shall withhold from the Optionee shares of Stock having a Fair Market Value on the Valuation Date equal to the amount of Withholding Taxes due, and shall pay to the appropriate taxing authorities cash equal to such Withholding Taxes; provided, however, that in the case of an Optionee who is a Reporting Person on the exercise date and who does not make a valid unrevoked election pursuant to Section 83(b) of the Code relating to such exercise, the Company shall deliver share pursuant to such exercise subject to the Optionee's unconditional obligation to deliver back to the Company within three business days after the Valuation Date an amount of such shares having a Fair Market Value on the Valuation Date equal to the amount of Withholding Taxes due. An Optionee who is not a Reporting Person may file a Withholding Election at any time on or before the Valuation Date. Any filing of a Withholding Election by a Reporting Person shall be subject to each of the following conditions:

         (i) The Committee may consent to or disapprove the Election in its sole discretion at any time after the Election is filed.

         (ii)   The Election is null and void unless filed:

                (A) after the first six months from the date of grant of the Option or SAR (except that this limitation shall not apply in the event of the death or disability of the Optionee), and

                (B) either within a Window Period, or on or before the day after the date which is six months before the Valuation Date, and

                (C)  on or before the Valuation Date.

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

         (iii) No Withholding Election may apply to the exercise during a Window Period of an SAR with a Cash Feature, unless the Cash Percentage on the exercise date is zero.

If fractional shares are involved in connection with the withholding or delivery back of shares, such fractional shares shall be settled in cash as the Committee by rule or practice may require. As used in this subsection
(b):

    "Withholding Election" means a written irrevocable election by an Optionee providing for the withholding or delivery back of shares of Stock pursuant to this Section 10(b) in consideration of the Company's payment of Withholding Taxes.

    "Withholding Taxes" means the total amount of Federal and state income taxes which the company is required to withhold on account of the exercise by an Optionee of a Non-Qualified Stock Option or SAR.

    "Valuation Date" means the date as of which the Stock is valued for the purposes of determining the Withholding Taxes, which is either the exercise date of the relevant Option or SAR or, in the case of a Reporting Person failing to make an election pursuant to Section 83 of the Code, the day before the date which is six months after the exercise date.


SECTION 11.  GENERAL PROVISIONS.

    (a) The Company shall not be required to issue or deliver any certificate for shares of Stock to an Optionee or Permissible Transferee upon the exercise of his or her Option or SAR prior to

         (i) if requested by the Company, the filing with the Company by the Optionee or Permissible Transferee or the Optionee's or Permissible Transferee's Post-Death Representative of a representation in writing that at the time of such exercise it is his or her then present intention to acquire the shares of Stock being purchased for investment and not for resale, and/or the completion of any registration or other qualification of such shares of Stock under any state or Federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable, and

         (ii) the obtaining of any other consent, approval or permit from any State or Federal governmental agency which the Committee shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

    (b) It is intended that the portion of this Plan relating to Incentive Stock Options and all Incentive Stock Options granted hereunder will meet the requirements for "incentive stock

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
options' within the meaning of Section 422 of the Code. The Plan shall be so interpreted as to be consistent with this intention.


SECTION 12.  CHANGE IN STOCK, ADJUSTMENTS, ETC.

    In the event any stock dividends is declared upon the Stock or in the event outstanding shares of Stock shall be changed into or exchanged for a different number, class or kind of shares of Stock or other securities of the Company or of another corporation, whether by reason of a split or combination of shares, recapitalization, reclassification, reorganization, merger, consolidation, or otherwise, the maximum number of shares of Stock which may be charged against the Initial Authority and against the Additional Authority, respectively, shall be appropriately and proportionately adjusted and in any such event a corresponding adjustment shall be made changing the number, class or kind of shares of Stock or other securities which are deliverable upon the exercise of any Option theretofore granted without change in the total price applicable to the unexercised portion of such Option, but with a corresponding adjustment in the price for each share of stock or other securities covered by the unexercised portion of such Option. In the event the Company is merged, consolidated or reorganized with another corporation, appropriate provision shall be made for the continuance of outstanding option rights and SARs and to prevent their dilution or enlargement compared to the total shares issuable therein in respect of the Stock. Adjustments under this Section 12 shall be made in an equitable manner by the Committee, whose determination shall be conclusive and binding on all concerned.


SECTION 13.  DURATION, AMENDMENT AND TERMINATION.

    The Board of Directors may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the shareholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee, adversely affect or impair the rights of such Optionee or Permissible Transferee, and provided further, that, unless the shareholders of the Company shall have first approved thereof, no amendment of this Plan shall be made whereby (a) the total number of shares of Stock which may be optioned under the Plan to all individuals, or to any of them, shall be increased, except by operation of the adjustment provisions of
Section 12 hereof, (b) the authority to administer the Plan by a committee consisting of disinterested persons not eligible to receive Options granted under the Plan shall be withdrawn, (c) the term of the Options shall be extended, (d) the minimum option price shall be decreased, or (e) the class of eligible persons to whom Options may be granted shall be changed.

    The period during which Options may be granted under the Initial Authority shall terminate on February 22, 1992 and under the Additional Authority on January 25, 1998, unless the Plan earlier shall have been terminated as provided above.

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

SECTION 14.  SHAREHOLDER APPROVAL.

    The Plan with respect to the Initial Authority was approved by the shareholders of the Company on May 25, 1982, and with respect to the Additional Authority was approved by the shareholders of the Company on May 26, 1988.


SECTION 15.  DATE OF GRANTING OF OPTIONS.

    Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the shareholders of the Company shall constitute the granting of any Option hereunder. The date of grant of an Option pursuant to the Plan shall be the date of grant thereof by the Committee. Within ten business days after the date of grant of the Option, the Company shall notify the Optionee of the grant of the Option, and shall hand deliver or mail to the Optionee a Stock Option Agreement, duly executed by and on behalf of the Company, with the request that the Optionee execute the agreement within thirty days after the date of mailing or delivery by the Company of the Agreement to the Optionee. If the Optionee shall fail to execute the written Option Agreement within said thirty-day period, his or her Option shall be automatically terminated.


SECTION 16.  SEPARATE PLANS.

    The provisions of the Plan with respect to the Initial Authority and the Additional Authority shall be treated as two separate plans. The two Authorities have been combined into a single Plan document solely for administrative convenience.


SECTION 17.  ACCELERATED EXERCISE OF OPTIONS.

    Notwithstanding the provisions of Section 7, if (i) any corporation
(other than the Company), person or group (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) makes a tender or exchange offer ("Offer") which is opposed by a majority of the Company's directors, and which, if consummated, would make such corporation, person or group the beneficial owner (within the meaning of Rule 13d-3 under the Act) of more than 33-1/3% of the Company's then outstanding Stock and, pursuant to such offer, purchases are made; or (ii) without the affirmative recommendation of a majority of the Company's Board of Directors, the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation; or (iii) the Company becomes aware that, without the knowledge and approval by the Company's Board of Directors, any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Act) has become the beneficial owner (within the meaning of Rule 13d-3 under the Act) of more than 33-1/3% of the Company's then outstanding Stock, then in any of such three cases (herein called a "Non-Approved Takeover"), on the date of the first purchase of Stock pursuant to such offer, or the date of any such shareholder approval or adoption, or the date on which the Company

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
becomes aware of the acquisition of such percentage of the Company's Stock (any such date being referred to as an "Acceleration Date"), all Options granted hereunder shall become immediately exercisable, for a period of 90 days beginning on a date which shall be determined by the Disinterested Directors. Any Optionee or Permissible Transferee shall have the right to file a written request with the Company that the Disinterested Directors make such determination and, in such case, the Disinterested Directors shall determine whether or not the options granted under the Plan shall or shall not become exercisable and, if so, shall state the date upon which the 90 day period of exercisability shall begin. Options having an accelerated exercise date may be exercised as set out in Section 10 herein. Any option not so exercised within the 90-day period set out herein, shall, upon the expiration of the 90 days, become exercisable under the terms and conditions of the Plan, as if the Non-Approved Takeover has not occurred.

   If, after the exercisability of options has been accelerated in accordance with the foregoing provisions, the Disinterested Directors shall determine that the threat of a Non-Approved Takeover has ceased, they may terminate such acceleration and thereupon the exercisability of all options not theretofore exercised shall revert to the dates originally provided for such options.

    For purposes of this section, the term "Disinterested Director" means any member of the Board of Directors of the Company who (i) is not an officer of the Company and (ii) was a member of the Board prior to the date of commencement of any such Non-Approved Takeover, and any successor of a Disinterested Director who is recommended or elected to succeed the Disinterested Director by a majority of the Disinterested Directors.

                                                                    Angelica
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